Putnam VT Equity Income Fund
The fund's portfolio
9/30/20 (Unaudited)

COMMON STOCKS (96.6%)(a)
	Shares	Value
Aerospace and defense (3.0%)
Northrop Grumman Corp.	81,650	$25,759,759
Raytheon Technologies Corp.	208,380	11,990,185

		37,749,944
Airlines (1.2%)
Southwest Airlines Co.	388,559	14,570,963

		14,570,963
Auto components (0.9%)
Delphi Automotive PLC	125,770	11,530,594

		11,530,594
Automobiles (0.8%)
General Motors Co.	316,360	9,361,092

		9,361,092
Banks (9.6%)
Bank of America Corp.	1,490,395	35,903,616
Citigroup, Inc.	700,195	30,185,406
JPMorgan Chase & Co.	364,196	35,061,149
KeyCorp	425,620	5,077,647
PNC Financial Services Group, Inc. (The)	136,540	15,007,111

		121,234,929
Beverages (2.5%)
Keurig Dr Pepper, Inc.(S)	328,331	9,061,936
Molson Coors Beverage Co. Class B	179,480	6,023,349
PepsiCo, Inc.	121,220	16,801,092

		31,886,377
Biotechnology (4.5%)
AbbVie, Inc.	216,380	18,952,724
Amgen, Inc.	86,750	22,048,380
Regeneron Pharmaceuticals, Inc.(NON)	28,020	15,685,036

		56,686,140
Building products (2.1%)
Fortune Brands Home & Security, Inc.	126,970	10,985,444
Johnson Controls International PLC	370,290	15,126,347

		26,111,791
Capital markets (3.5%)
Apollo Global Management, Inc.	243,950	10,916,763
Charles Schwab Corp. (The)	265,770	9,628,847
Goldman Sachs Group, Inc. (The)	75,339	15,140,879
State Street Corp.	152,020	9,019,347

		44,705,836
Chemicals (4.4%)
Air Products & Chemicals, Inc.	58,860	17,532,040
Albemarle Corp.(S)	132,090	11,792,995
Dow, Inc.	382,805	18,010,975
DuPont de Nemours, Inc.	77,355	4,291,655
Sherwin-Williams Co. (The)	4,740	3,302,548

		54,930,213
Communications equipment (1.1%)
Cisco Systems, Inc.	339,450	13,370,936

		13,370,936
Construction materials (1.2%)
CRH PLC (Ireland)	423,480	15,292,349

		15,292,349
Consumer finance (0.6%)
Capital One Financial Corp.	102,160	7,341,218

		7,341,218
Diversified telecommunication services (0.7%)
Verizon Communications, Inc.	136,790	8,137,637

		8,137,637
Electric utilities (4.1%)
American Electric Power Co., Inc.	227,820	18,619,729
Exelon Corp.	450,020	16,092,715
NRG Energy, Inc.	565,170	17,373,326

		52,085,770
Electrical equipment (1.0%)
Eaton Corp. PLC	127,450	13,003,724

		13,003,724
Energy equipment and services (0.2%)
Halliburton Co.	208,100	2,507,605

		2,507,605
Entertainment (1.2%)
Activision Blizzard, Inc.	192,150	15,554,543

		15,554,543
Equity real estate investment trusts (REITs) (3.6%)
American Tower Corp.(R)	98,248	23,749,489
Boston Properties, Inc.(R)	107,650	8,644,295
Gaming and Leisure Properties, Inc.(R)	368,561	13,610,958

		46,004,742
Food and staples retail (5.5%)
BJ's Wholesale Club Holdings, Inc.(NON)	536,188	22,278,611
Walgreens Boots Alliance, Inc.	128,780	4,625,778
Walmart, Inc.	305,560	42,750,900

		69,655,289
Health-care equipment and supplies (2.1%)
Baxter International, Inc.	162,430	13,062,621
Danaher Corp.	59,860	12,889,654

		25,952,275
Health-care providers and services (1.6%)
Cigna Corp.	118,530	20,080,167

		20,080,167
Hotels, restaurants, and leisure (1.7%)
Aramark	333,610	8,823,985
Hilton Worldwide Holdings, Inc.	143,782	12,267,480

		21,091,465
Household durables (1.0%)
HC Brillant Services GmbH (acquired 8/2/13 to 8/31/16, cost $13) (Private) (Germany)(NON)(F)(RES)	20	18
PulteGroup, Inc.	266,170	12,321,009

		12,321,027
Household products (1.9%)
Procter & Gamble Co. (The)	172,570	23,985,504

		23,985,504
Industrial conglomerates (0.9%)
General Electric Co.	313,290	1,951,797
Honeywell International, Inc.	59,190	9,743,266

		11,695,063
Insurance (2.2%)
American International Group, Inc.	311,130	8,565,409
Assured Guaranty, Ltd.	442,907	9,513,642
AXA SA (France)	522,350	9,642,754

		27,721,805
IT Services (2.2%)
DXC Technology Co.	24,710	441,074
Fidelity National Information Services, Inc.	187,950	27,668,120

		28,109,194
Media (3.6%)
Charter Communications, Inc. Class A(NON)	41,210	25,729,051
Comcast Corp. Class A(S)	436,360	20,186,014

		45,915,065
Metals and mining (1.3%)
Freeport-McMoRan, Inc. (Indonesia)	1,082,860	16,935,930

		16,935,930
Multi-utilities (0.8%)
Ameren Corp.(S)	134,760	10,656,821

		10,656,821
Multiline retail (1.4%)
Target Corp.	114,340	17,999,403

		17,999,403
Oil, gas, and consumable fuels (4.5%)
BP PLC (United Kingdom)	2,156,350	6,260,756
ConocoPhillips	333,480	10,951,483
Enterprise Products Partners LP	499,700	7,890,263
EOG Resources, Inc.	74,510	2,677,889
Exxon Mobil Corp.	296,698	10,185,642
Marathon Oil Corp.	459,310	1,878,578
Occidental Petroleum Corp.(S)	55,578	556,336
TOTAL SA (France)	216,460	7,431,729
Valero Energy Corp.	210,470	9,117,560

		56,950,236
Pharmaceuticals (7.8%)
AstraZeneca PLC ADR (United Kingdom)	312,910	17,147,468
Eli Lilly and Co.	139,350	20,626,587
Johnson & Johnson	196,060	29,189,413
Merck & Co., Inc.	252,645	20,956,903
Pfizer, Inc.	294,553	10,810,095

		98,730,466
Road and rail (1.7%)
Union Pacific Corp.	110,250	21,704,918

		21,704,918
Semiconductors and semiconductor equipment (3.2%)
NXP Semiconductors NV	64,350	8,031,524
Qualcomm, Inc.	187,190	22,028,519
Texas Instruments, Inc.	71,260	10,175,215

		40,235,258
Software (3.4%)
Microsoft Corp.	205,300	43,180,749

		43,180,749
Specialty retail (1.2%)
Home Depot, Inc. (The)	53,950	14,982,455

		14,982,455
Thrifts and mortgage finance (0.8%)
Radian Group, Inc.	659,629	9,637,180

		9,637,180
Trading companies and distributors (1.6%)
United Rentals, Inc.(NON)	114,060	19,903,462

		19,903,462

Total common stocks (cost $1,000,685,215)		$1,219,510,135

PREFERRED STOCKS (1.1%)(a)
	Shares	Value
2020 Cash Exchange Trust 144A 5.25% cv. pfd.(NON)	12,590	$13,544,070

Total preferred stocks (cost $13,071,651)		$13,544,070

CONVERTIBLE PREFERRED STOCKS (0.8%)(a)
	Shares	Value
Danaher Corp. 5.00% cv. pfd.(S)	7,720	$9,862,763

Total convertible preferred stocks (cost $7,757,480)		$9,862,763

U.S. TREASURY OBLIGATIONS (—%)(a)
	Principal amount	Value
U.S. Treasury Notes 2.75%, 11/30/20(i)	$149,000	$151,015

Total U.S. treasury obligations (cost $151,015)		$151,015

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value
Occidental Petroleum Corp.(S)	8/3/27	$22.00	6,947	$20,841

Total warrants (cost $34,389)				$20,841

SHORT-TERM INVESTMENTS (5.7%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.22%(AFF)	Shares	51,271,978	$51,271,978
Putnam Short Term Investment Fund Class P 0.21%(AFF)	Shares	17,454,934	17,454,934
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%(P)	Shares	1,290,000	1,290,000
U.S. Treasury Bills 0.092%, 10/27/20		$1,400,000	1,399,922
U.S. Treasury Bills 0.097%, 11/5/20		568,000	567,952
U.S. Treasury Cash Management Bills 0.104%, 12/8/20		200,000	199,947

Total short-term investments (cost $72,184,728)			$72,184,733
TOTAL INVESTMENTS

Total investments (cost $1,093,884,478)			$1,315,273,557

	FORWARD CURRENCY CONTRACTS at 9/30/20 (aggregate face value $86,313,023) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		Euro	Sell	12/16/20	$597,078	$604,295	$7,217
	Barclays Bank PLC
		British Pound	Sell	12/16/20	15,394,419	15,896,807	502,388
		Euro	Buy	12/16/20	7,197,939	7,284,351	(86,412)
	Goldman Sachs International
		British Pound	Sell	12/16/20	14,466,478	14,951,594	485,116
		Euro	Sell	12/16/20	4,038,263	4,080,987	42,724
	HSBC Bank USA, National Association
		Euro	Sell	12/16/20	7,585,969	7,676,103	90,134
	State Street Bank and Trust Co.
		British Pound	Buy	12/16/20	3,457,444	3,579,500	(122,056)
		Euro	Sell	12/16/20	17,570,233	17,798,416	228,183
	UBS AG
		British Pound	Buy	12/16/20	3,327,832	3,436,620	(108,788)
		Euro	Sell	12/16/20	8,567,906	8,670,437	102,531
	WestPac Banking Corp.
		Euro	Sell	12/16/20	2,306,926	2,333,913	26,987

	Unrealized appreciation						1,485,280

	Unrealized (depreciation)						(317,256)

	Total						$1,168,024
*	The exchange currency for all contracts listed is the United States Dollar.

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2020 through September 30, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $1,262,974,229.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $18, or less than 0.1% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$21,543,420	$368,295,864	$338,567,306	$209,182	$51,271,978
	Putnam Short Term Investment Fund**	17,087,995	132,364,064	131,997,125	146,333	17,454,934

	Total Short-term investments	$38,631,415	$500,659,928	$470,564,431	$355,515	$68,726,912
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $51,271,978, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $50,653,693.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $1,348 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $6,257 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$69,607,245	$—	$—
Consumer discretionary	87,286,018	—	18
Consumer staples	125,527,170	—	—
Energy	45,765,356	13,692,485	—
Financials	200,998,214	9,642,754	—
Health care	201,449,048	—	—
Industrials	144,739,865	—	—
Information technology	124,896,137	—	—
Materials	71,866,143	15,292,349	—
Real estate	46,004,742	—	—
Utilities	62,742,591	—	—

Total common stocks	1,180,882,529	38,627,588	18
Convertible preferred stocks	9,862,763	—	—
Preferred stocks	—	13,544,070	—
U.S. treasury obligations	—	151,015	—
Warrants	20,841	—	—
Short-term investments	18,744,934	53,439,799	—

Totals by level	$1,209,511,067	$105,762,472	$18
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,168,024	$—

Totals by level	$—	$1,168,024	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$75,100,000
Warrants (number of warrants)	2,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com